EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

2Q RESULTS
CHARLOTTE, N.C. (August 22, 2024) – The Cato Corporation (NYSE: CATO) today reported net income of $0.1 million or $0.01 per diluted share for the second quarter ended August 3, 2024,

compared to net income of $1.1 million or
$0.06 per diluted share for the second quarter ended July

29, 2023.

Sales for the second quarter ended August 3, 2024 were $166.9 million,

a decrease of 8% from sales of $181.2 million for
the second quarter ended July 29, 2023 primarily due to closed stores in 2023 and a 2% same-store sales decrease for the
quarter compared to 2023.
For the six months ended August 3, 2024, the Company reported net income of $11.1 million or $0.54 per diluted share,
compared to net income of $5.6 million or $0.27 per diluted share for the six months ended July 29, 2023.

Sales for the
six months ended August 3, 2024 were $342.2 million, a decrease of

8% from sales of $371.5 million for the six months
ended July 29, 2023 primarily due to closed stores in 2023 and a 4% same-store sales decrease compared to 2023.

“Although the second quarter sales trend improved, the sales environment continues to be challenged by negative
pressure on our customers’ discretionary spending,” stated John Cato, Chairman,

President, and Chief Executive Officer.

“We continue to manage our SG&A expenses tightly in line with our current sales trend.

We believe the back half of the
year will remain challenging.”

Gross margin decreased from 35.1% to 34.6% of sales in the quarter due to higher distribution costs and deleveraging of
occupancy and buying costs, partially offset by higher merchandise margins.

SG&A expenses as a percent of sales
increased from 34.0% to 34.9% of sales during the quarter primarily due to deleveraging of payroll costs partially offset
by lower closed store and advertising expenses.

However, SG&A expenses in the quarter were $3.4 million lower than last year due to lower payroll and insurance costs, equity compensation and advertising expenses.

Tax expense for the
quarter was $0.6 million versus $1.3 million in the prior year. The decrease in tax expense is primarily due to lower taxable income, valuation allowances against net deferred tax assets and the impact of the foreign rate differential and
lower state income taxes.
Year

-to-date gross margin decreased from 35.5% of sales to 35.2% primarily due to higher distribution costs and
deleveraging of occupancy and buying costs, partially offset by higher merchandise margins.

Year-to-date SG&A
expenses were 33.6% as a percent of sales versus 33.3% in the prior year primarily due to deleveraging of payroll costs
and higher insurance costs, partially offset by lower closed store and advertising expenses.

SG&A expenses year-to-date
were $8.6 million lower than last year due to lower payroll costs and equity compensation, and closed store and
advertising expenses, partially offset by higher insurance expense.

Income tax expense for the first half decreased to $1.3
million from $3.5 million last year, primarily due to valuation allowances against net deferred tax assets and the impact of
the foreign rate differential and lower state income taxes.

During the second quarter ended August 3, 2024, the Company

closed five stores.

As of August 3, 2024, the Company
had 1,166 stores in 31 states, compared to 1,247 stores in 31 states as of

July 29, 2023.

The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and
accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of the coronavirus are considered “forward-looking”
within the meaning of The Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based
on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include, but
are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels
of unemployment, fuel, energy and food costs, wage rates, tax rates, interest rates, home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business including but not limited to tariffs;
uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions;
competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development strategy to increase new store
openings and the ability of any such new stores to grow and perform as expected; adverse weather, public health threats
(including the global coronavirus (COVID-19) outbreak) or similar conditions that may affect our sales or operations;
inventory risks due to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins;
and other factors discussed under “Risk Factors” in Part I, Item 1A of the Company’s

most recently filed annual report
on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does
not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED August 3, 2024 AND July 29, 2023
(Dollars in thousands, except per share data)
Quarter Ended Six Months Ended
August 3, %
July 29, %
August 3, %
July 29, %
2024

Sales
2023

Sales
2024

Sales
2023

Sales
REVENUES

Retail sales
$ 166,934 100.0%
$ 181,181 100.0%
$ 342,206 100.0%
$ 371,492 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,694 1.0%
1,690 0.9%
3,521 1.0%
3,429 0.9%

Total revenues
168,628 101.0%
182,871 100.9%
345,727 101.0%
374,921 100.9%
GROSS MARGIN (Memo) 57,812 34.6%
63,564 35.1%
120,579 35.2%
131,788 35.5%
COSTS AND EXPENSES, NET

Cost of goods sold
109,122 65.4%
117,617 64.9%
221,627 64.8%
239,704 64.5%

Selling, general and administrative
58,181 34.9%
61,618 34.0%
114,933 33.6%
123,552 33.3%

Depreciation
2,329 1.4%
2,510 1.4%
4,369 1.3%
4,867 1.3%

Interest and other income
(1,742) -1.0%
(1,334) -0.7%
(7,563) -2.2%
(2,231) -0.6%

Costs and expenses, net
167,890 100.6%
180,411 99.6%
333,366 97.4%
365,892 98.5%
Income Before Income Taxes
738 0.4%
2,460 1.4%
12,361 3.6%
9,029 2.4%
Income Tax Expense

643 0.4%
1,333 0.7%
1,292 0.4%
3,475 0.9%
Net Income (Loss)
$ 95 0.1%
$ 1,127 0.6%
$ 11,069 3.2%
$ 5,554 1.5%
Basic Earnings Per Share
$ 0.01
$ 0.06
$ 0.54
$ 0.27
Diluted Earnings Per Share
$ 0.01
$ 0.06
$ 0.54
$ 0.27

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
August 3,
February 3,
2024

2024

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 30,764
$ 23,940

Short-term investments
73,902
79,012

Restricted cash
3,562
3,973

Accounts receivable - net
29,772
29,751

Merchandise inventories
95,972
98,603

Other current assets
9,506
7,783
Total Current Assets
243,478
243,062
Property and Equipment - net
63,975
64,022
Other Assets
22,340
25,047
Right-of-Use Assets, net
125,779
154,686

TOTAL
$ 455,572
$ 486,817
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 122,498
$ 126,900
Current Lease Liability
51,091
61,108
Noncurrent Liabilities
14,573
14,475
Lease Liability
72,348
92,013
Stockholders' Equity
195,062
192,321

TOTAL
$ 455,572
$ 486,817